UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 20, 2005

                        ---------------------------------

                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

          Delaware                      1-13970                  35-1848094
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01. Entry into a Material Definitive Agreement.

         The information set forth in Item 2.03 below is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

         On September 20, 2005, Chromcraft Revington, Inc. (the "Company") entered into a Credit Agreement with Wells Fargo Bank, N.A. (the "Bank"). Under the Credit Agreement, the Bank has agreed to provide the Company with a revolving credit facility of $35 million until September 20, 2008.

         The credit facility is available (i) to refinance existing indebtedness, (ii) to fund working capital needs and capital expenditures, (iii) to purchase or repurchase outstanding common stock of the Company, and (iv) for other general corporate purposes.

         The credit facility is not secured by any assets of the Company. Borrowings under the Credit Agreement will bear a fluctuating rate of interest per annum equal to, at the Company's election, (i) LIBOR plus the applicable margin ranging from .75% to 1.25%, (ii) the federal funds effective rate plus 1/2%, or (iii) the Bank's prime rate.

         The Credit Agreement contains affirmative and negative covenants, including, but not limited to, requiring the Company to maintain a certain tangible net worth, leverage ratio and interest coverage ratio. The Credit Agreement also contains customary events of default. Upon the occurrence of an event of default that remains uncured past any applicable cure period, the Company may be required to make immediate repayment of all indebtedness to the Bank, the Bank's commitment to make additional advances under the credit facility may be terminated and the Bank would be entitled to pursue other remedies against the Company and the subsidiary guarantors.

         The foregoing disclosure is qualified in its entirety by reference to the Credit Agreement, which is filed with this report as Exhibit 10.21 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits.

         10.21 Credit Agreement between the Company and the Bank dated as of September 20, 2005




                                      * * *
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 26, 2005

                                               CHROMCRAFT REVINGTON, INC.

                                               By: /s/ Frank T. Kane
                                                   ----------------------------
                                                   Frank T. Kane
                                                   Vice President - Finance and
                                                   Chief Financial Officer












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                                  EXHIBIT INDEX


Exhibit
Number                Description
------                -----------


10.21 Credit Agreement between the Company and the Bank dated as of September 20, 2005